SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2005

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)

         NEW YORK                     1-6663                      11-2037182
(State of other Jurisdiction     (Commission File               (IRS Employer
    of Incorporation)                 Number)                Identification No.)

120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK                            11801
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 31, 2005, Colonial Commercial Corp. (the "Company") issued a press release reporting its financial results for the quarter and year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                        Description

   99.1                            Press Release dated March 31, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

                                            COLONIAL COMMERCIAL CORP.


                                            By:    /S/  BERNARD KORN
                                                   ---------------------
                                            Name:  Bernard Korn
                                            Title: Chairman of the Board

EXHIBIT INDEX

Exhibit No.                        Description

   99.1                            Press Release dated March 31, 2005